July 30, 2014

CM ADVISORS DEFENSIVE FUND
(CMDFX)

Supplement to the Prospectus dated May 30, 2014

Effective immediately, CM Advisors Defensive Fund (the "Fund"), a series of the CM Advisors Family of Funds (the "Trust"), has terminated the public offering of its shares and will discontinue its operations effective on or about August 1, 2014. Shares of the Fund are no longer available for purchase.

The Board of Trustees of the Trust, in consultation with the Fund's investment advisor Van Den Berg Management I, Inc. (d/b/a CM Fund Advisors) (the "Advisor"), determined at a meeting of the Board of Trustees of the Trust held on July 28, 2014 ("Board Meeting") to discontinue the Fund's operations based on, among other factors, the Advisor's belief that it would be in the best interests of the Fund and its shareholders to do so. Through the date of the Fund's liquidation, currently scheduled to take place on or about August 1, 2014 (the "Closing Date"), the Advisor will continue to waive fees and reimburse expenses of the Fund, as necessary, in order to maintain the Fund's fees and expenses at their current level, as specified in the Prospectus.

At the Board Meeting, the Board of Trustees directed that: (i) all of the Fund's portfolio securities be liquidated in an orderly manner not later than the Closing Date; and (ii) all outstanding shareholder accounts on the Closing Date be closed and the proceeds of each account be sent to the shareholder's address of record or to such other address as directed by the shareholder.  In addition, the Board of Trustees decided to eliminate the Fund's redemption fee for all shareholder redemptions.

Shareholders may continue to freely redeem their shares on each business day during the Fund's liquidation process.

This transaction will be considered for tax purposes as a sale of Fund shares by shareholders, and shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

If you have any questions regarding the Fund, please call 1-888-859-5856.

Investors Should Retain this Supplement for Future Reference